First Quarter 2026 Earnings Presentation Exhibit 99.2

Disclaimer Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACRE” or, the “Company”), Ares Commercial Real Estate Management LLC (“ACREM” or the Company's "Manager"), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements include, but are not limited to, statements about potential earnings, the resolution of underperforming loans, increased investment activity, liquidity management, reduction or increase of CECL reserve, reduction or increase of available borrowings, the industry and the loan market and are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including global economic trends and economic conditions, including slower growth, changes to fiscal and monetary policy, inflation, labor shortages, changing interest rates, foreign currency exchange volatility and uncertainties caused by tariffs and trade disputes, as well as geopolitical instability, changes in interest rates and credit spreads, management’s estimate of current expected credit losses and current expected credit loss reserve, the amount of commercial mortgage loans requiring refinancing, the demand for commercial real estate loans, the Company’s expected investment capacity and available capital, rates of default or decreased recovery rates on the Company’s target investments, the Company’s business and investment strategy, the Company’s projected operating results, the ability of Ares Commercial Real Estate Management LLC to locate suitable investments for the Company, monitor, service and administer the Company’s investments and execute its investment strategy, and other risks described from time to time in ACRE’s filings within the Securities and Exchange Commission (“SEC”). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise. For a discussion regarding potential risks on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part I., Item 1A. “Risk Factors” in ACRE’s Annual Report on Form 10-K and Part II, Item 1A. "Risk Factors" in ACRE’s subsequent Quarterly Reports on Form 10-Q. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. 2

Q1 2026 Company Results and Highlights As of March 31, 2026, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. See relevant endnotes on page 23. Earnings and Results • GAAP net income (loss) of $(9.6) million or $(0.17) per diluted common share • Distributable Earnings of $3.2 million or $0.06 per diluted common share1 • Distributable Earnings of $6.5 million or $0.12 per diluted common share, excluding a realized loss of $3.3 million or $0.06 per diluted common share1 • Book value of $492 million or $8.89 per common share (or $11.39 per common share excluding CECL reserve)2 • $138 million CECL reserve representing 8% of outstanding principal balance of loans held for investment Progress and Positioning Further reduced risk rated 4 and 5 loans and continued addressing office loans and REO properties • Reduced risk rated 4 and 5 loans to $368 million at Q1 2026 driven by the exit of the $28 million risk rated 5 Pennsylvania multifamily loan3 • There were no negative credit migrations in the risk ratings across the portfolio in Q1 2026 • Reclassified the $53 million North Carolina REO office property as held for sale at its carrying amount4 Continued to maintain moderate leverage profile and flexible balance sheet position in order to support asset resolutions and continued investing activity • Collected $94 million of repayments in Q1 2026 • Increased borrowing capacity by $300 million through the upsize of two secured funding facilities • Redeemed the FL4 CLO through available borrowing capacity on existing secured funding facilities • Available capital of $163 million supports continued asset resolutions and investment objectives5 Investment Activity Continued investment activity further diversifying and expanding the portfolio to support earnings • Closed three senior loans totaling $294 million in commitments in Q1 2026 (includes a $144 million loan collateralized by a retail property of which $75 million is classified as held for investment and $69 million is classified as held for sale) • Increased total loans held for investment portfolio to $1.7 billion in Q1 2026, an increase of $110 million QoQ3 • All new loan commitments originated in Q1 2026 were co-investments alongside other Ares managed funds6 • Subsequent to quarter end, closed two senior loans totaling $95 million in commitments collateralized by multifamily and self storage properties Dividends • Declared cash dividend of $0.15 per common share for shareholders for Q2 2026, which equates to an annualized implied dividend yield of approximately 11% to our stock price as of May 4, 20267 3

Portfolio Overview As of March 31, 2026, unless otherwise noted. Past performance may not be indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) Values related to loans held for investment are based on carrying value, which excludes the CECL reserve. Loans held for sale are based on carrying amount. REO properties are held at carrying amount net of accumulated depreciation and amortization.The North Carolina office property was reclassified as held for sale in Q1 2026 and therefore did not accumulate additional depreciation and amortization in Q1 2026. 2) Income yield is calculated as the annualized property level net operating income for the three months ended March 31, 2026 (excluding non-recurring items) divided by the carrying amount. 3) As of March 31, 2026, the outstanding principal balance of the portion of the loan held for sale was $61 million with a per annum interest rate of SOFR plus 2.75% and a maturity date of March 2029. 4) Does not include loan commitments held for sale. 5) REO includes REO held for investment and REO held for sale. Portfolio Highlights $1.8 billion total portfolio comprised of loans held for investment, REO properties and a loan held for sale1 • Risk rated 1-3 loans (ex. office): Represent 59% of the total portfolio including a majority of loans collateralized by multifamily and industrial properties • Risk rated 1-3 office loans: Continued to perform with stable to improving leasing trends and continued sponsor support • Risk rated 4 and 5 loans: The two largest loans represent 93% of the four risk rated 4 and 5 loans • REO: Both properties have income yields of 9% or greater2 • Loan held for sale: Collateralized by a retail property and is classified as held for sale3 ACRE’s Total Portfolio ($ in millions) Risk Rated 1-3 Loans (ex. Office)4 Risk Rated 1-3 Office Loans4 Risk Rated 4 and 5 Loans4 REO5 Loan Held for Sale Total Number of Loans or REO Properties 26 5 4 2 1 38 Carrying Amount1 $1,065 $270 $294 $130 $61 $1,820 59%1 15%1 16%1 7%1 100%1 Chicago Office (Risk Rated 5) Brooklyn Residential/Condo (Risk Rated 4) • Carrying Value: $138 million • Q1 2026 Update: Occupancy is over 90% with a weighted average lease term of eight years. The borrower continues to engage in a potential sale process • Carrying Value: $136 million • Q1 2026 Update: Project nearing completion with cost and timing adjustments. Pre-sale activity is underway Progress on Largest Risk Rated 4 and 5 Loans 4 3%1

Founded 1997 AUM $644 billion Employees 4,400+ Investment Professionals 1,655+ Global Offices 60+1 Direct Institutional Relationships 2,900+ Listing: NYSE – Market Capitalization $37 billion2 Ares Management is a Global Leader With approximately $644 billion in assets under management, Ares Management Corporation is a global alternative investment manager operating an integrated platform across five business groups 5 As of March 31, 2026. Ares AUM includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser. Past performance is not indicative of future results. 1) Only counts one location per metro area. Includes only offices that Ares has leased or acquired. Does not include legacy GCP International locations where Ares is not acquiring the leases. 2) As of April 28, 2026. 3) New Delhi office is operated by a third party with whom Ares Asia maintains an ongoing relationship relating to the sourcing, acquisition and/or management of investments. 4) Includes Ares Insurance Solutions, our dedicated, in-house team that provides solutions to insurance clients and the Ares AI and Innovation / Venture Capital Groups. 5) Risk adjusted returns do not guarantee against loss of capital. 6) Reflective of the current underlying companies and properties within Secondaries Group active Private Equity, Real Estate and Infrastructure commingled funds. 7) $86.5 billion in AUM represents investments by insurance companies in various Ares’ funds, SMAs and co-investments versus one discrete insurance platform. The AUM for these investments is included across each of our investment strategies and presented within other businesses to demonstrate the scale of our aggregated insurance platform. • Power of a broad and scaled platform enhancing investment capabilities • 20+ year track record of attractive risk adjusted returns through market cycles5 The Ares Differentiators O ve rv ie w • Deep management team with integrated and collaborative approach • A pioneer and leader in leveraged finance, private credit and secondaries Global Footprint3 Credit Real Assets Secondaries Private Equity Other Businesses4 AUM $423 billion $143 billion $43 billion $25 billion $11 billion Investment Funds 320+ 115+ 100+ 65+ 5+ Investment Professionals 575+ 855+ 90+ 85+ 40+ Local Market Presence North America, Europe & Asia-Pacific North America, Europe & Asia-Pacific North America, Europe & Asia-Pacific North America, Europe & Asia-Pacific North America Current Portfolio 3,940+ companies 90+ infra projects and companies 1,355+ real estate properties 12,000+ companies6 115+ companies $86.5 billion7

Ares Real Estate is a Global Investment Manager and Operator The performance, awards noted herein relate only to selected funds/strategies and may not be representative of any given client’s experience and should not be viewed as indicative of Ares’ past performance or its funds’ future performance. Data as of March 31, 2026, unless otherwise indicated. 1) Investment Professionals include Investment Management, Portfolio Management and Development personnel as of March 31, 2026. 2) Operating Professionals include Asset Management, Construction Management, Property Management, Debt Capital Markets, Due Diligence & Quantitative Development personnel as of March 31, 2026. 3) Residential includes Multifamily, Single-Family Rental (SFR) and Senior Housing units. ~$117 billion Real Estate Q1 2026 AUM ~360 Investment Professionals1 ~360 Operating Professionals2 ~4,000 Global Real Estate Properties ~770 million Global Portfolio Square Feet 105 thousand+ | 645 million+ Residential Units3 | Logistics Square Feet 6 Competitive Edge Delivers Demonstrated Performance Comprehensive and Dynamic Investment Solutions Core/ Core-Plus Opportunistic Value-Add Across Equity and Debt Investments

Office loans measured by outstanding principal balance was flat QoQ and decreased 24% YoY Office Loans Progress As of March 31, 2026, unless otherwise noted. Past performance is not indicative of future results. Office Loans QoQ and YoY as Measured by Outstanding Principal Balance ($ in millions) 7 $830 $780 $585 $447 $447 Q1 2023 Q1 2024 Q1 2025 Q4 2025 Q1 2026

Balance Sheet and Capital Position Provides Flexibility Maintained balance sheet flexibility which supports the ability to resolve risk rated 4 and 5 loans and continued investment activity As of March 31, 2026, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) Total outstanding borrowings is based on total outstanding principal balance. 2) Net debt to equity ratio (excluding CECL reserve) is calculated as (i) $1.3 billion outstanding principal of borrowings less $86 million of cash, (ii) divided by the sum of total stockholders’ equity of $492 million plus CECL reserve of $138 million. Net debt to equity ratio including CECL reserve is 2.4x as of March 31, 2026. Total debt to equity ratio excluding CECL reserve is 2.0x and including CECL reserve is 2.6x as of March 31, 2026. Please see prior earnings presentations for calculations of net debt to equity ratio for prior periods. 3) As of March 31, 2026, includes $86 million of cash and approximately $77 million of available financing proceeds under our secured funding agreements. Repayments on Loans Held for Investment $94 million in Q1 2026 Available Capital3 $163 million 8 Continued to Maintain Balance Sheet Flexibility ($ in millions) $946 $889 $811 $1,048 $1,272 1.2x 1.2x 1.1x 1.6x 1.9x Total Outstanding Borrowings Net Debt to Equity Excluding CECL Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 1 2

Trends in CECL Reserves As of March 31, 2026, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. Change in CECL Reserve Q1 2026 ($ in millions) Q4 2025 CECL Reserve Reversal of CECL Reserve Due to Exits Net Increase in CECL Reserve on Existing Loans Impact from New Loan Commitments Q1 2026 CECL Reserve 9 $127 $(2) $11 $2 $138

CECL reserve related to risk rated 4 and 5 loans: 94% CECL Reserve As of March 31, 2026, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) Total CECL Reserve includes reserve on both the outstanding balances and unfunded commitments on loans held for investment. 2) Percentages are based on outstanding principal balance of loans held for investment. $138 million Total CECL Reserve1 8% CECL Reserve as a Percent of Loans Held for Investment2 10 CECL Reserve by Risk Rating CECL Reserve by Property Type CECL reserve related to office and residential/ condo loans: 89% 54% 35% 11% Office Residential/ Condo Other 6% 43% 51% Risk Rated 1-3 Loans Risk Rated 4 Loans Risk Rated 5 Loans

CECL Reserve for Risk Rated 4 and 5 Loans As of March 31, 2026, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) Total CECL Reserve includes reserve on both the outstanding balances and unfunded commitments on loans held for investment with risk ratings of 4 or 5. 2) Percentage is based on outstanding principal balance of loans with risk ratings of 4 or 5. 3) Percentages are based on outstanding principal balance of loans with risk ratings of 4 or 5 by property type. Risk Rated 4 and 5 Loans CECL Reserve by Property Type Risk Rated 4 and 5 Loans CECL Reserve as a Percent of Loan Balance3 $129 million CECL Reserve1 for Risk Rated 4 and 5 Loans 35% CECL Reserve as a Percent of Risk Rated 4 and 5 Loan Balance2 11 56% 37% 7% Office Residential/ Condo Other 41% 27% 69% Office Residential/ Condo Other

Summary of Real Estate Owned ("REO") As of March 31, 2026, unless otherwise noted. Past performance may not be indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) Carrying amount is net of accumulated depreciation and amortization of $8 million for the Florida mixed-use property and $7 million for the North Carolina office property. The North Carolina office property was reclassified as held for sale in Q1 2026 and therefore did not accumulate additional depreciation and amortization in Q1 2026. 2) Income yield is calculated as the annualized property level net operating income for the three months ended March 31, 2026 (excluding non-recurring items) divided by the carrying amount. Mixed-Use Office Quarter Converted to REO Q3 2023 Q3 2024 Location Florida North Carolina Square Footage 816 thousand 554 thousand Carrying Amount1 $77 million $53 million Income Yield2 9% 11% Classification Held for Investment Held for Sale 12

1. Appendix 13

Loans Held for Investment Portfolio Details As of March 31, 2026 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) I/O = interest only, P/I = principal and interest. 2) The Illinois loan is structured as both a senior and mezzanine loan with the Company holding contiguous positions. The senior position has a per annum interest rate of S + 2.25% and the mezzanine position has a fixed per annum interest rate of 10.00%. The senior and mezzanine loans were both on non-accrual status as of March 31, 2026 and the Unleveraged Effective Yield is not applicable. In January 2026, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the Illinois loan from January 2026 to April 2026. 3) The Arizona loan is structured as a senior A-Note with an outstanding principal balance of $65.0 million, a subordinated B-Note with no initial outstanding principal balance and an unfunded commitment of $12.0 million for certain lender approved leasing costs and a subordinated C-Note with an outstanding principal balance of $8.5 million. The subordinated B-Note is pari-passu with new borrower contributions for the loan principal paydown and other additional capital contributions. The subordinated C-Note is subordinate to the A-Note, B-Note and the new borrower contributions. The senior A-Note has a per annum interest rate of S + 2.00%, the subordinated B-Note has a fixed per annum interest rate of 12.00% and the subordinated C-Note has a fixed per annum interest rate of 5.50%. 4) In March 2026, the borrower exercised a 12-month extension option in accordance with the loan agreement, which extended the maturity date on the senior New York loan to March 2027. 14 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms1 Office Loans: 1 Senior IL Nov 2020 $167.6 $167.6 $138.0 2 1.5% —%2 Apr 20262 I/O 2 Senior NC Aug 2021 85.0 72.7 72.7 S+3.65% 0.2% 7.3% Aug 2028 I/O 3 Senior NY Jul 2021 65.0 65.0 65.0 S+2.65% 0.4% 6.3% Jul 2028 I/O 4 Senior AZ Sep 2021 65.0 65.0 65.0 S+2.00% 0.5% 5.7% Oct 20273 I/O 5 Senior IL Dec 2022 54.0 54.0 53.9 S+4.25% 3.0% 8.0% Jan 2027 P/I 6 Senior Diversified Jan 2020 13.8 13.8 13.7 S+3.75% 1.6% 10.3% Jul 2026 P/I 7 Subordinated AZ Sep 2021 20.5 8.5 8.4 3 —% 6.6% Oct 20273 I/O Total Office $470.9 $446.6 $416.7 Hotel Loans: 8 Senior NY Mar 2022 $55.7 $55.7 $55.5 S+4.40% 0.1% 8.3% Mar 20274 I/O 9 Senior SC Oct 2025 58.0 48.3 47.8 S+3.50% 3.0% 7.6% Nov 2028 I/O 10 Senior Diversified Nov 2025 25.0 23.9 23.7 S+3.75% 3.0% 7.8% Nov 2028 I/O 11 Senior FL Nov 2025 25.0 18.7 18.5 S+3.35% 2.8% 7.5% Dec 2028 I/O Total Hotel $163.7 $146.6 $145.5

Loans Held for Investment Portfolio Details As of March 31, 2026 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) I/O = interest only, P/I = principal and interest. 2) In January 2026, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the senior Texas loan from January 2026 to December 2026. 3) In January 2026, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the senior Texas loan from January 2026 to May 2026. 4) As of March 31, 2026, the senior New Jersey loan, which is collateralized by an industrial property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the November 2024 maturity date and the borrower is current on all contractual interest payments. 5) The California loan is structured as a senior A-Note, with an outstanding principal balance of $7.0 million as of March 31, 2026, a subordinated B-Note with no outstanding principal balance and an unfunded commitment of $500 thousand for certain lender approved leasing costs and a subordinated C-Note with an outstanding principal balance of $12.6 million as of March 31, 2026. The subordinated B- Note and C-Note are subordinate to new borrower equity related to additional capital contributions. As of March 31, 2026, the subordinated C-Note was on non-accrual status and therefore, the Unleveraged Effective Yield is not applicable. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms1 Multifamily Loans: 12 Senior NY May 2022 $132.2 $132.2 $131.9 S+3.90% 0.2% 8.6% Jun 2026 I/O 13 Senior NY Feb 2026 100.0 78.9 77.9 S+2.45% 3.0% 6.6% Mar 2029 I/O 14 Senior TX Nov 2021 67.9 67.9 67.6 S+2.95% —% 7.2% Dec 20262 P/I 15 Senior OH Sep 2023 57.8 57.3 57.2 S+3.05% 2.5% 7.1% Oct 2026 I/O 16 Senior NC Oct 2025 50.0 50.0 49.6 S+2.40% 3.0% 6.6% Oct 2027 I/O 17 Senior MA Sep 2025 50.0 48.9 48.6 S+3.10% 2.8% 7.3% Oct 2027 I/O 18 Senior TX Oct 2021 18.2 18.2 18.2 S+2.60% —% 6.6% May 20263 I/O Total Multifamily $476.1 $453.4 $451.0 Industrial Loans: 19 Senior GA Oct 2025 $100.5 $96.8 $96.0 S+2.25% 2.5% 6.3% Oct 2028 I/O 20 Senior CA Oct 2025 55.3 52.6 52.2 S+3.00% 3.0% 7.0% Nov 2028 I/O 21 Senior MA Jun 2023 46.5 45.6 45.5 S+2.90% —% 6.7% Jun 2028 I/O 22 Senior NJ Jun 2021 27.8 27.8 27.8 S+8.85% 0.2% 12.5% Nov 20244 I/O 23 Subordinated CA Aug 2019 13.1 12.6 10.9 S+3.85% 2.0% —%5 Jan 2027 I/O 24 Senior CA Aug 2019 7.0 7.0 7.0 S+3.85% 2.0% 7.5% Jan 20275 I/O Total Industrial $250.2 $242.4 $239.4 15

Loans Held for Investment Portfolio Details As of March 31, 2026 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) I/O = interest only, P/I = principal and interest. 2) The New York loan is structured as both a senior and mezzanine loan with the Company holding contiguous positions. The senior and mezzanine positions each have a per annum interest rate of S + 8.95%. The senior and mezzanine loans were both on non-accrual status as of March 31, 2026 and the Unleveraged Effective Yield is not applicable. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms1 Residential/Condominium Loans: 25 Senior NY Mar 2022 $179.8 $179.8 $136.5 S+8.95% 0.4% —%2 Dec 2026 I/O Total Residential/Condominium $179.8 $179.8 $136.5 Mixed-Use Loans: 26 Senior NY Feb 2026 $43.9 $37.8 $37.3 S+3.25% 2.8% 7.6% Jan 2028 I/O Total Mixed-Use $43.9 $37.8 $37.3 Retail Loans: 27 Senior CA Mar 2026 $75.0 $67.0 $66.3 S+2.75% 2.5% 6.8% Mar 2029 I/O Total Retail $75.0 $67.0 $66.3 16

Loans Held for Investment Portfolio Details As of March 31, 2026 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) I/O = interest only, P/I = principal and interest. 2) The weighted average floor is calculated based on loans with SOFR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms1 Self Storage Loans: 28 Senior Diversified Dec 2025 $72.5 $70.5 $69.9 S+2.50% 2.8% 6.5% Dec 2028 I/O 29 Senior FL Jul 2025 12.3 12.1 12.1 S+3.25% 1.0% 7.1% Dec 2027 I/O 30 Senior IN Sep 2023 11.4 11.4 11.4 S+3.60% 0.9% 7.4% Jun 2026 I/O 31 Senior AZ Jul 2025 11.2 10.7 10.6 S+3.25% 3.0% 7.2% Feb 2028 I/O 32 Senior FL Jul 2025 9.9 9.5 9.4 S+3.75% 3.0% 7.6% Jun 2028 I/O 33 Senior PA Jul 2025 9.1 8.8 8.7 S+3.50% 2.0% 7.5% May 2028 I/O 34 Senior MA Apr 2022 7.7 7.7 7.7 S+3.00% 0.8% 6.9% Nov 2026 I/O 35 Senior FL Oct 2025 7.3 7.0 6.9 S+3.50% 3.0% 7.5% Apr 2028 I/O Total Self Storage $141.4 $137.7 $136.7 Loan Portfolio Total/Weighted Average $1,801.0 $1,711.3 $1,629.4 1.6%2 5.8% 17

Consolidated Balance Sheets   As of ($ in thousands, except share and per share data) 3/31/2026 12/31/2025 ASSETS Cash and cash equivalents $ 86,163 $ 29,289 Restricted cash ($1,108 related to consolidated VIEs as of December 31, 2025) 48,169 37,868 Loans held for investment ($138,950 related to consolidated VIEs as of December 31, 2025) 1,629,366 1,528,806 Current expected credit loss reserve (136,830) (125,756) Loans held for investment, net of current expected credit loss reserve 1,492,536 1,403,050 Loans held for sale 60,544 — Real estate owned held for investment, net ($52,634 related to consolidated VIEs as of December 31, 2025) 76,848 130,165 Real estate owned held for sale 53,110 — Other assets ($76 of interest receivable related to consolidated VIEs as of December 31, 2025) 18,934 17,770 Total assets $ 1,836,304 $ 1,618,142 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 1,182,096 $ 858,176 Secured term loan 89,538 89,360 Collateralized loan obligation securitization debt (consolidated VIEs) — 99,921 Due to affiliate 4,085 4,061 Dividends payable 8,442 8,442 Other liabilities ($257 of interest payable related to consolidated VIEs as of December 31, 2025) 59,725 48,614 Total liabilities 1,343,886 1,108,574 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at March 31, 2026 and December 31, 2025 and 55,367,672 and 55,026,453 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively 532 532 Additional paid-in capital 821,724 820,827 Accumulated earnings (deficit) (329,838) (311,791) Total stockholders' equity 492,418 509,568 Total liabilities and stockholders' equity $ 1,836,304 $ 1,618,142 18

Consolidated Statements of Operations 1) There is no assurance dividends will continue at these levels or at all. For the Three Months Ended ($ in thousands, except share and per share data) 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Revenue: Interest income $ 24,906 $ 23,732 $ 23,261 $ 23,117 $ 27,480 Interest expense (17,361) (16,078) (14,790) (16,101) (18,189) Net interest margin 7,545 7,654 8,471 7,016 9,291 Revenue from real estate owned 5,915 5,562 5,634 5,549 5,657 Total revenue 13,460 13,216 14,105 12,565 14,948 Expenses: Management and incentive fees to affiliate 2,400 2,420 2,420 2,430 2,567 Professional fees 819 678 526 673 877 General and administrative expenses 1,417 1,595 1,733 1,995 1,720 General and administrative expenses reimbursed to affiliate 787 810 781 1,024 1,003 Expenses from real estate owned 3,134 4,495 4,540 4,628 4,495 Total expenses 8,557 9,998 10,000 10,750 10,662 (Provision for) reversal of current expected credit losses, net (11,138) (9,835) 2,190 20,150 5,340 Realized losses on loans (3,340) — (1,643) (33,000) — Realized gain (loss) on sale of real estate owned — 2,757 — — — Income (loss) before income taxes (9,575) (3,860) 4,652 (11,035) 9,626 Income tax expense (benefit), including excise tax 30 5 (1) — 281 Net income (loss) attributable to common stockholders $ (9,605) $ (3,865) $ 4,653 $ (11,035) $ 9,345 Earnings (loss) per common share: Basic earnings (loss) per common share $ (0.17) $ (0.07) $ 0.08 $ (0.20) $ 0.17 Diluted earnings (loss) per common share $ (0.17) $ (0.07) $ 0.08 $ (0.20) $ 0.17 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 55,322,222 54,951,917 54,904,862 54,856,949 54,828,751 Diluted weighted average shares of common stock outstanding 55,322,222 54,951,917 55,775,825 54,856,949 55,694,939 Dividends declared per share of common stock1 $ 0.15 $ 0.15 $ 0.15 $ 0.15 $ 0.15 19

Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) Due to rounding, numbers presented may not add up to the totals provided. For the Three Months Ended ($ in thousands, except per share data) 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Net income (loss) attributable to common stockholders $ (9,605) $ (3,865) $ 4,653 $ (11,035) $ 9,345 Stock-based compensation 897 893 1,024 937 1,050 Incentive fees to affiliate — — — — — Depreciation and amortization of real estate owned 741 1,605 2,009 2,318 2,182 Provision for (reversal of) current expected credit losses, net 11,138 9,835 (2,190) (20,150) (5,340) Distributable Earnings (Loss) $ 3,171 $ 8,468 $ 5,496 $ (27,930) $ 7,237 Realized (gains) losses 3,340 (2,398) 1,643 33,000 — Distributable Earnings excluding realized (gains) losses $ 6,511 $ 6,070 $ 7,139 $ 5,070 $ 7,237 Net income (loss) attributable to common stockholders (0.17) (0.07) 0.08 (0.20) 0.17 Stock-based compensation 0.02 0.02 0.02 0.02 0.02 Incentive fees to affiliate — — — — — Depreciation and amortization of real estate owned 0.01 0.03 0.04 0.04 0.04 Provision for (reversal of) current expected credit losses, net 0.20 0.18 (0.04) (0.37) (0.10) Basic Distributable Earnings (Loss) per common share $ 0.06 $ 0.15 $ 0.10 $ (0.51) $ 0.13 Realized (gains) losses 0.06 (0.04) 0.03 0.60 — Basic Distributable Earnings excluding realized (gains) losses per common share $ 0.12 $ 0.11 $ 0.13 $ 0.09 $ 0.13 Net income (loss) attributable to common stockholders (0.17) (0.07) 0.08 (0.20) 0.17 Stock-based compensation 0.02 0.02 0.02 0.02 0.02 Incentive fees to affiliate — — — — — Depreciation and amortization of real estate owned 0.01 0.03 0.04 0.04 0.04 Provision for (reversal of) current expected credit losses, net 0.20 0.18 (0.04) (0.37) (0.10) Diluted Distributable Earnings (Loss) per common share $ 0.06 $ 0.15 $ 0.10 $ (0.51) $ 0.13 Realized (gains) losses 0.06 (0.04) 0.03 0.60 — Diluted Distributable Earnings excluding realized (gains) losses per common share $ 0.12 $ 0.11 $ 0.13 $ 0.09 $ 0.13 20

Diverse Sources of Financing Supports Portfolio As of March 31, 2026 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1) For the Secured Funding Agreements, total commitments are available subject to the pledge of additional collateral. 2) Amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of March 31, 2026, there was $51.1 million of immediate availability under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75.0 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement. 3) The Morgan Stanley facility contains an accordion provision such that the maximum commitment may be increased to up to $400.0 million at the Company's option, subject to the satisfaction of certain conditions, including payment of an upsize fee. 4) The Secured Term Loan includes interest rate increases on advances to the following fixed rates: (i) 4.50% per annum until May 1, 2025 and (ii) after May 1, 2025 through November 12, 2026, the interest rate increases 0.25% every three months. Diversified financing sources totaling $1.5 billion with $268 million of undrawn capacity1,2 ($ in millions) Financing Sources Total Commitments1 Outstanding  Principal Pricing Range Mark to Credit Non Spread Based Mark to Market Secured Funding Agreements Wells Fargo Facility $600.0 $567.9 SOFR+1.35 to 3.75% Citibank Facility 425.0 389.6 SOFR+1.50 to 3.00% Morgan Stanley Facility 350.03 224.6 SOFR+1.75 to 3.50% CNB Facility 75.02 — SOFR+3.25% Subtotal $1,450.0 $1,182.1 Capital Markets Secured Term Loan $90.0 $90.0 5.50% (Fixed)4 Subtotal $90.0 $90.0 Total Debt $1,540.0 $1,272.1 21

Glossary Carrying Value Carrying Value represents the cost of loans held for investment, net of unamortized purchase discounts, deferred loan fees and origination costs and cost-recovery proceeds, and excludes the impact of current expected credit losses. Distributable Earnings (Loss) Distributable Earnings  (Loss) is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings (Loss) provides useful information to investors regarding the Company's ability to pay dividends, which the Company believes is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings (Loss) is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written-off as a realized loss and are included in Distributable Earnings (Loss). Distributable Earnings (Loss) is aligned with the calculation of “Core Earnings,” which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager.  Distributable Earnings excluding realized gains/losses is Distributable Earnings (Loss) further adjusted to exclude realized gains/losses. 22

End Notes 23 Q1 2026 Company Results and Highlights; page 3 As of March 31, 2026 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers may not add up to the totals provided. 1. Distributable Earnings (Loss) and Distributable Earnings excluding realized gains (losses) are non-GAAP financial measures. See page 22 for Distributable Earnings (Loss) and Distributable Earnings excluding realized gains (losses) definitions and page 20 for the Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) and Distributable Earnings excluding realized gains (losses). 2. Book value per common share excluding CECL reserve is calculated as (i) total stockholders’ equity of $492 million plus CECL reserve of $138 million divided by (ii) total outstanding common shares of 55,367,672 as of March 31, 2026. 3. Based on outstanding principal balance of loans held for investment. 4. REO properties are held at carrying amount net of accumulated depreciation and amortization. The North Carolina office property was reclassified as held for sale in Q1 2026 and therefore did not accumulate additional depreciation and amortization in Q1 2026. 5. As of March 31, 2026, includes $86 million of cash and approximately $77 million of available financing proceeds under our secured funding agreements. 6. Loan commitments of loans held for investment and loan held for sale 7. Source: Bloomberg stock price for ACRE as of May 4, 2026.